Exhibit 32.2

AMERICAN CLEAN RESOURCES GROUP, INC.

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this comprehensive annual report on Form 10-K of American Clean Resources Group, Inc. (the “Company”) as filed with the Securities and Exchange Commission on the date hereof (the “Super 10-K”), the undersigned, in the capacity and on the date indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

1.       This Super 10-K fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.       The information contained in this Super 10-K fairly presents, in all material respects, the financial condition and results of operation of the Company.

By:	/s/ Sharon Ullman
Sharon Ullman
Chief Financial Officer
(Principal Executive Officer)

Date: August 26, 2025